PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1997                                   PAST 1   PAST 5   PAST 10
                                                                  YEAR     YEARS    YEARS

FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE GOVERNMENT FUND         5.99%    32.69%   104.77%

LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX               6.06%    34.35%   110.03%

SALOMON BROTHERS TREASURY/AGENCY 1-5 YEAR INDEX                   6.05%    34.33%   110.10%

SHORT-INTERMEDIATE U.S. GOVERNMENT FUNDS AVERAGE                  5.48%    30.84%   105.33%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the Lehman Brothers 1-5 Year U.S. Government Bond Index - a market value weighted performance benchmark for government fixed-rate debt issues with maturities between one and five years - and the Salomon Brothers Treasury/Agency 1-5 Year Index - a market value weighted index of U.S. Treasury and U.S. Government agency securities with fixed-rate coupons and weighted average lives between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 94 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1997                             PAST 1   PAST 5   PAST 10
                                                            YEAR     YEARS    YEARS

FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE GOVERNMENT FUND   5.99%    5.82%    7.43%

LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX         6.06%    6.08%    7.70%

SALOMON BROTHERS TREASURY/AGENCY 1-5 YEAR INDEX             6.05%    6.08%    7.71%

SHORT-INTERMEDIATE U.S. GOVERNMENT FUNDS AVERAGE            5.48%    5.50%    7.45%


AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$100,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971130 19971209 140634 S00000000000001
            Inst SHT                    LB 1-5 Govt
            00662                       LB069
     1987/11/30  100000.000                  100000.00
     1987/12/31  100857.680                  100795.30
     1988/01/31  102629.440                  102692.52
     1988/02/29  103681.470                  103673.07
     1988/03/31  103589.870                  103637.93
     1988/04/30  103651.840                  103641.13
     1988/05/31  103519.590                  103382.41
     1988/06/30  104695.720                  104644.03
     1988/07/31  104910.070                  104560.99
     1988/08/31  105012.390                  104701.52
     1988/09/30  106321.710                  106138.81
     1988/10/31  107176.140                  107365.29
     1988/11/30  107205.510                  106796.77
     1988/12/31  107458.290                  106937.30
     1989/01/31  108380.100                  107834.81
     1989/02/28  108483.790                  107646.36
     1989/03/31  108889.140                  108061.58
     1989/04/30  110477.410                  110067.39
     1989/05/31  112061.910                  111840.05
     1989/06/30  114111.900                  114273.85
     1989/07/31  115600.090                  116263.69
     1989/08/31  115035.660                  115149.00
     1989/09/30  115708.930                  115762.24
     1989/10/31  117571.610                  117847.90
     1989/11/30  118582.980                  118956.21
     1989/12/31  119111.620                  119381.01
     1990/01/31  119010.450                  119167.01
     1990/02/28  119590.670                  119713.18
     1990/03/31  120118.390                  119962.31
     1990/04/30  120269.460                  119997.44
     1990/05/31  122085.640                  122140.60
     1990/06/30  123323.230                  123574.69
     1990/07/31  124722.530                  125235.56
     1990/08/31  125205.520                  125369.70
     1990/09/30  126052.010                  126436.49
     1990/10/31  127309.180                  128001.53
     1990/11/30  128709.100                  129486.73
     1990/12/31  130161.910                  131144.40
     1991/01/31  131347.260                  132425.18
     1991/02/28  132336.960                  133252.42
     1991/03/31  133161.110                  134079.66
     1991/04/30  134493.860                  135443.48
     1991/05/31  135484.570                  136248.36
     1991/06/30  135772.690                  136577.34
     1991/07/31  137064.080                  137934.78
     1991/08/31  139224.000                  140199.30
     1991/09/30  140392.720                  142093.33
     1991/10/31  141900.960                  143744.61
     1991/11/30  143269.430                  145367.15
     1991/12/31  146747.840                  148120.35
     1992/01/31  145350.290                  147398.51
     1992/02/29  146007.190                  147784.98
     1992/03/31  145946.630                  147449.62
     1992/04/30  147032.580                  148883.71
     1992/05/31  148907.690                  150710.66
     1992/06/30  150676.270                  152649.40
     1992/07/31  152264.410                  154996.97
     1992/08/31  153903.600                  156533.27
     1992/09/30  155788.100                  158392.16
     1992/10/31  154017.850                  156855.86
     1992/11/30  154329.380                  156335.24
     1992/12/31  156043.770                  158063.18
     1993/01/31  157900.860                  160532.12
     1993/02/28  159354.660                  162410.17
     1993/03/31  160099.660                  162975.50
     1993/04/30  160699.020                  164198.79
     1993/05/31  161042.800                  163671.79
     1993/06/30  162323.130                  165409.31
     1993/07/31  162808.710                  165709.54
     1993/08/31  163824.900                  167670.64
     1993/09/30  164216.820                  168216.81
     1993/10/31  164477.540                  168625.63
     1993/11/30  164408.670                  168267.91
     1993/12/31  165197.850                  168935.45
     1994/01/31  166708.060                  170321.63
     1994/02/28  165275.880                  168625.63
     1994/03/31  162505.840                  166977.55
     1994/04/30  161670.040                  166012.97
     1994/05/31  161835.580                  166188.64
     1994/06/30  162027.250                  166440.96
     1994/07/31  163818.890                  168267.91
     1994/08/31  164268.790                  168791.72
     1994/09/30  163530.490                  167891.02
     1994/10/31  163837.660                  168101.82
     1994/11/30  163248.720                  167261.81
     1994/12/31  163781.380                  167629.12
     1995/01/31  166104.440                  170174.71
     1995/02/28  168882.460                  173055.67
     1995/03/31  169732.810                  174017.06
     1995/04/30  171623.830                  175805.68
     1995/05/31  175132.390                  179830.08
     1995/06/30  176246.400                  180877.70
     1995/07/31  176668.170                  181296.11
     1995/08/31  178056.460                  182548.15
     1995/09/30  179053.160                  183570.22
     1995/10/31  180879.840                  185330.10
     1995/11/30  182497.750                  187252.87
     1995/12/31  184159.710                  188853.05
     1996/01/31  185843.350                  190545.85
     1996/02/29  184567.550                  189258.68
     1996/03/31  184118.280                  188690.15
     1996/04/30  183795.160                  188536.84
     1996/05/31  183864.900                  188664.60
     1996/06/30  185655.670                  190296.72
     1996/07/31  186296.760                  190980.23
     1996/08/31  186711.290                  191462.52
     1996/09/30  188717.090                  193541.79
     1996/10/31  191365.400                  196195.98
     1996/11/30  193194.860                  198026.13
     1996/12/31  192830.800                  197540.64
     1997/01/31  193489.780                  198434.95
     1997/02/28  194056.870                  198811.84
     1997/03/31  193303.960                  198214.57
     1997/04/30  195251.090                  200121.37
     1997/05/31  196594.510                  201565.05
     1997/06/30  198110.520                  203120.51
     1997/07/31  200689.810                  206042.99
     1997/08/31  200698.260                  205806.64
     1997/09/30  202398.080                  207678.30
     1997/10/31  204142.200                  209620.24
     1997/11/30  204772.190                  210032.26
IMATRL PRASUN   SHR__CHT 19971130 19971209 140638 R00000000000091
$100,000 OVER 10 YEARS: Let's say hypothetically that $100,000 was invested in Fidelity Institutional Short-Intermediate Government Fund on November 30, 1987. As the chart shows, by November 30, 1997, the value of the investment would have grown to $204,772 - a 104.77% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-5 Year U.S. Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $100,000 would have grown to $210,032 - a 110.03% increase. Beginning with this report, the fund will compare its performance to that of the Lehman Brothers 1-5 Year U.S. Government Bond Index rather than the Salomon Brothers Treasury/Agency 1-5 Year Index. The indexes include the same type of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison, both indexes are shown on page A-1.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE OPPOSITE
DIRECTION OF INTEREST RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT INVESTS IN BONDS
WILL VARY. THAT MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT THE MARKET'S UPS
AND DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED NOVEMBER 30,

      1997                       1996   1995   1994   1993

DIVIDEND RETURN               6.83%    6.90%    7.56%    6.07%    6.12%

CAPITAL APPRECIATION RETURN   -0.84%   -1.04%    4.23%   -6.78%   0.41%

TOTAL RETURN                  5.99%    5.86%    11.79%   -0.71%   6.53%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any. DIVIDENDS AND YIELD
PERIODS ENDED NOVEMBER 30, 1997    PAST 1        PAST 6         PAST 1
                                   MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                4.91(CENTS)   30.39(CENTS)   62.72(CENTS)

ANNUALIZED DIVIDEND RATE           6.33%         6.45%          6.69%

30-DAY ANNUALIZED YIELD            6.02%         -              -

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average net asset value of $9.43 over the past one month, $9.40 over the past six months and $9.38 over the past one year, you can compare the fund's income over these three periods.
The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
A lack of inflationary pressure resulted in a generally favorable investing climate for bonds during the 12 months that ended November 30, 1997. The Lehman
Brothers Aggregate Bond Index - a broad measure of the U.S. taxable bond market - returned 7.55% during this time. Through the first half of the period, bonds suffered from the perception of an accelerating economy and, in turn, that inflation would make an appearance. In a move largely expected by investors, the Federal Reserve Board raised a key short-term interest rate by 0.25% in March to try to curb an inflation uptick. Spurred on by encouraging economic data, as well as the Fed's reluctance to raise rates further, bond markets rallied from April through July.
While some of the market's gains evaporated in August, a strong September and October helped ease the pain.
When financial trouble erupted in Asia in late October, the bond market attracted wary stock investors in search of investments that offered less volatility.
Treasury bonds also fared especially well in this "flight to quality," as interest rates on the 30-year bond hovered around - and in some instances below - the 6% mark toward the end of the period. Sustained economic growth and demand for higher yields aided corporate bonds. The Lehman Brothers Corporate Bond
Index returned 7.57% during the period.
Mortgage-backed securities - despite increased prepayment activity in November due to falling rates - also performed relatively well. The Salomon Brothers
Mortgage Index returned 7.80% during the 12-month period.

An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Institutional Short-Intermediate Government Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the 12-month period that ended November 30, 1997, the fund had a total return of 5.99%. To gauge how the fund did relative to its peer group, the short-intermediate U.S. government funds average had a total return of 5.48% for the same 12-month period, as tracked by Lipper Analytical Services. The Lehman Brothers 1-5 Year U.S. Government Bond Index had a 12-month return of 6.06% for the same one-year period.
Q. THE PAST 12 MONTHS CAN BE DIVIDED INTO TWO DISTINCT PERIODS: THE FIRST HALF, WHEN UNCERTAINTY ABOUT THE DIRECTION OF INTEREST RATES IMPEDED THE BOND MARKET'S PROGRESS, AND THE SECOND HALF, IN WHICH INTEREST RATES FELL AND THE MARKET POSTED AN IMPRESSIVE RALLY. HOW DID YOU RESPOND TO THAT SHIFT?
A. In spite of the market's changing direction and the ups and downs with interest rates, the main thrust of my investment strategy remained the same throughout the year. I managed the fund to have approximately the same sensitivity to interest-rate movements as the market for government securities, as reflected by the fund's benchmark index used during the period - the Salomon Brothers Treasury/Agency 1-5 Year Index. It's my view that very few people can pinpoint the direction and magnitude of interest-rate changes with any accuracy and consistency. Given that, I believe that managing a fund based on the future level of interest rates can backfire if you place an incorrect bet. So I keep the fund "duration neutral," meaning that it is essentially no more or no less sensitive to interest rate changes than the short-maturity part of the government/agency bond market.
Q. THE FUND'S STAKE IN U.S. GOVERNMENT AGENCY OBLIGATIONS HAD GROWN SUBSTANTIALLY TO 53.4% OF INVESTMENTS BY THE END OF THE PERIOD COMPARED TO 35.9% OF INVESTMENTS SIX MONTHS AGO. WHAT PROMPTED THAT INCREASE?
A. I chose to increase the fund's holding in agency obligations because they became more attractive in light of their expanding yield advantage over Treasuries. At the end of the period, the average agency security offered roughly 15 to 25 basis points - or 0.15% to 0.25% - more in yield than Treasury securities. Six months ago, agencies offered a smaller yield advantage of only about 10 to 15 basis points. Since a bond's - and ultimately the fund's - total return is based on both its yield and its price appreciation or depreciation, having a fairly large stake in high-yielding agency securities was a plus for the fund.
Q. WITHIN THE AGENCY SECTOR, WHICH SECURITIES DID YOU FIND ATTRACTIVE?
A. I emphasized agency securities that are non-callable - those that can't be redeemed by their issuer before maturity. Bonds typically are called when interest rates fall so significantly that the issuer can save money by issuing new bonds at lower rates. A call is a positive for an issuer because it cuts its borrowing costs. But holders of callable bonds are often at a disadvantage because they may have to reinvest the proceeds from the called bonds in new, lower-yielding bonds. I prefer non-callable securities because they generally perform better than callable bonds when interest rates fall and bond prices rally, and generally fare no worse than callable bonds when interest rates rise and bond prices fall.
Q. MORTGAGE-BACKED SECURITIES ALSO ARE SUSCEPTIBLE TO BEING PRE-PAID BEFORE MATURITY AS HOMEOWNERS REFINANCE THEIR MORTGAGES. HOW DOES THAT AFFECT YOUR CHOICES IN THE MORTGAGE SECTOR?
A. The likelihood of a mortgage security being pre-paid because of increased refinancing activity is one of the most important factors I consider, since it can dramatically affect the security's price. I tend to emphasize mortgage securities where I think the level of refinancing activity will not change greatly as interest rates rise or fall. For example, I chose those securities whose underlying loans had interest rates well above or well below current interest rates, because they are generally less likely to experience changes in refinancing activity. I also focused on "seasoned" mortgages - those that were issued between five and 10 years ago. For a variety of reasons, homeowners with seasoned mortgages have chosen not to refinance despite being presented with several attractive opportunities to do so. Seasoned mortgages stand only a small chance of being paid off before maturity.
Q. LET'S TALK ABOUT TREASURY SECURITIES AND THE CHOICES YOU MADE THERE
 . . .
A. First of all, I reduced the fund's stake in Treasury securities by about half over the past six months in order to make way for more agency securities. Within the Treasury sector, I preferred to own securities that were issued some time ago. Newly-issued Treasuries, which are known as "off-the-run" securities, typically are priced higher than older Treasuries with similar maturities. That's because off-the-run securities command a premium price for being more easily traded, or liquid.
Q. WHAT'S YOUR OUTLOOK FOR THE BOND MARKET AND THE FUND?
A. At present, bonds are priced based on a fairly optimistic view:
Inflation will remain moderate and the Federal Reserve Board won't hike interest rates. If inflation rises or the Fed raises rates, the bond markets would be unpleasantly surprised and are likely to react negatively.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

CURT HOLLINGSWORTH ON SELECTING
INDIVIDUAL SECURITIES:
"The direction of interest rates is the primary factor that determines the performance of bonds. Many investors try to pick securities that will do well based on where they feel interest rates are headed. In contrast, I try to identify those securities that I believe will offer the best total-return potential in any type of interest-rate environment - rising, falling or stable. Because I tend to have a value orientation, I choose securities that I find to be cheap relative to other securities because they are currently out of the market's favor, with the idea that they will appreciate when the market starts to favor them."
DISTRIBUTIONS:
A total of 32.55% of the dividends distributed during the fiscal year was derived from interest on U.S.
Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
FUND FACTS
GOAL: seeks a high level of current income in a manner consistent with preservation of capital
START DATE: November 10, 1986
SIZE: as of November 30, 1997, more than $357 million
MANAGER: Curt Hollingsworth, since 1987;
manager, various Fidelity and Spartan
government funds; joined Fidelity in 1983
(checkmark)
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF NOVEMBER 30, 1997
                    % OF FUND'S    % OF FUND'S INVESTMENTS
                    INVESTMENTS    6 MONTHS AGO

ZERO COUPON BONDS    10.1           7.2

LESS THAN 5%         0.2            2.8

 5 -  5.99%          15.4           13.0

 6 -  6.99%          15.6           11.5

 7 -  7.99%          7.1            20.4

 8 -  8.99%          21.1           14.7

 9 -  9.99%          16.9           14.5

10 - 10.99%          2.5            2.3

11 - 11.99%          4.6            3.6

12 - 12.99%          1.4            1.6

13% AND OVER         0.1            5.7

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.
AVERAGE YEARS TO MATURITY AS OF NOVEMBER 30, 1997
               6 MONTHS AGO

YEARS    3.5    3.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF NOVEMBER 30, 1997
               6 MONTHS AGO

YEARS    2.3    2.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF NOVEMBER 30, 1997  AS OF MAY 31, 1997
ROW: 1, COL: 1, VALUE: 5.0
ROW: 1, COL: 2, VALUE: 53.4
ROW: 1, COL: 3, VALUE: 18.8
ROW: 1, COL: 4, VALUE: 22.8
MORTGAGE-BACKED
SECURITIES 25.2%
U.S. TREASURY
OBLIGATIONS 36.2%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 35.9%
SHORT-TERM
INVESTMENTS 2.7%

MORTGAGE-BACKED
SECURITIES 22.8%
U.S. TREASURY
OBLIGATIONS 18.8%
U.S. GOVERNMENT
AGENCY OBLIGATIONS  53.4%
SHORT-TERM
INVESTMENTS 5.0%

ROW: 1, COL: 1, VALUE: 2.7
ROW: 1, COL: 2, VALUE: 35.9
ROW: 1, COL: 3, VALUE: 36.2
ROW: 1, COL: 4, VALUE: 25.2
INVESTMENTS NOVEMBER 30, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 72.2%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 18.8%
 5 7/8%, 4/30/98  $ 17,000,000 $ 17,023,943
 6%, 9/30/98   8,500,000  8,522,950
 5 1/2%, 11/15/98   7,170,000  7,153,222
 8 7/8%, 11/15/98   10,410,000  10,707,622
 8%, 8/15/99   9,000,000  9,316,440
 7 3/4%, 12/31/99   2,360,000  2,448,878
 6 5/8%, 6/30/01   6,280,000  6,433,075
 5 3/4%, 8/15/03   5,750,000  5,714,063
TOTAL U.S. TREASURY OBLIGATIONS   67,320,193
U.S. GOVERNMENT AGENCY OBLIGATIONS - 53.4%
Federal Agricultural Mortgage
 Corporation:
  6.92%, 8/10/00   1,040,000  1,064,700
  7.61%, 10/16/00   3,000,000  3,129,690
Federal National Mortgage
 Association:
  STRIPS 0%, 2/1/00   11,250,000  9,907,875
  5.55%, 1/17/01   3,525,000  3,480,938
  5.72%, 3/08/01   1,000,000  991,720
Government Trust Certificates (assets of
 Trust guaranteed by U.S.
 Government through Defense
 Security Assistance Agency):
  Class 1-C 9 1/4%, 11/15/01   33,396,312  35,555,717
  Class 2-E 9.40%, 5/15/02   2,639,806  2,806,695
  Class T-3 9 5/8%, 5/15/02   8,470,806  9,008,025
Guaranteed Export Trust Certificates
 (assets of Trust guaranteed by
 U.S. Government through
 Export-Import Bank):
  Series 1993-C, 5.20%, 10/15/04  638,400  620,320
  Series 1993-D, 5.23%, 5/15/05  555,319  538,529
  Series 1994-A, 7.12%, 4/15/06  1,974,265  2,045,678
  Series 1994-F, 8.187%,
   12/15/04   12,637,683  13,344,547
Guaranteed Trade Trust Certificates
 (assets of Trust guaranteed by
 U.S. Government through
 Export-Import Bank):
  Series 1993-A, 4.86%, 4/1/98  683,000  681,217
  Series 1992-A, 7.02%, 9/1/04  7,302,750  7,485,027
  Series 1997-A, 6.104%, 7/15/03  7,300,000  7,298,175

  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
Israel Export Trust Certificates
 (assets of Trust guaranteed by
 U.S. Government through Export-
 Import Bank) Series 1994-1,
 6.88%, 1/26/03  $ 543,530 $ 552,281
Overseas Private Investment Corp.
 U.S. Government guaranteed by
 participation certificate
 Series 1994-1995,
 6.08%, 8/15/04 (callable)   3,330,000  3,317,612
Private Export Funding Corp. secured:
 9.10%, 10/30/98   1,100,000  1,130,767
 7.30%, 1/31/02   4,000,000  4,184,360
 5.65%, 3/15/03   888,643  878,494
 5.80%, 2/1/04   3,410,000  3,377,162
 6.86%, 4/30/04   2,301,975  2,347,966
State of Israel (guaranteed by U.S.
 Government through Agency for
 International Development):
  6%, 2/15/99   1,420,000  1,421,179
  6 1/8%, 8/15/99   4,575,000  4,589,549
  7 1/8%, 8/15/99   1,652,000  1,684,606
  0%, 11/15/00   22,380,000  18,787,339
  0%, 11/15/01   9,415,000  7,454,166
  8%, 11/15/01   29,208,000  31,190,639
  5 5/8%, 9/15/03   7,271,000  7,130,015
  5.89%, 8/15/05   1,390,000  1,371,222
U.S. Department of Housing and
 Urban Development government
 U.S. guaranteed participation
 certificates Series 1996-A:
  6.59%, 8/1/00   620,000  628,581
  6.67%, 8/1/01   3,600,000  3,670,632
TOTAL U.S. GOVERNMENT
 AGENCY OBLIGATIONS   191,675,423
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY OBLIGATIONS
 (Cost $258,427,275)  258,995,616
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 21.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.3%
5 1/2%, 5/1/98   89,197  88,772
6%, 2/1/98 to 5/1/98   210,463  209,901
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FEDERAL HOME LOAN MORTGAGE CORPORATION - CONTINUED
6 1/4%, 1/1/03  $ 1,259,252 $ 1,254,013
6 1/2%, 7/1/03 to 5/1/08   1,227,050  1,228,153
7%, 5/1/01 to 6/1/01   665,466  673,372
7 1/2%, 11/1/12   2,081,914  2,136,543
8%, 9/1/07 to 12/1/09   2,814,752  2,904,445
8 1/2%, 5/1/06 to 5/1/17   2,600,366  2,701,298
9%, 12/1/07 to 3/1/22   2,081,746  2,222,841
9 1/2%, 1/1/17 to 2/1/23   3,966,735  4,292,143
10%, 1/1/09 to 6/1/20   1,111,305  1,210,306
10 1/4%, 12/1/09   37,136  40,161
10 1/2%, 1/1/16 to 5/1/21   3,121,721  3,469,966
11%, 12/1/11 to 1/1/19   72,958  81,008
11 1/2%, 10/1/15   87,886  98,668
12%, 9/1/11 to 11/1/19   149,475  171,788
12 1/4%, 11/1/14   66,765  77,573
12 1/2%, 8/1/10 to 6/1/19   2,792,576  3,251,156
  26,112,107
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.7%
5 1/2%, 1/1/09   1,968,345  1,912,641
6%, 10/1/08   10,298,570  10,179,003
6 1/2%, 7/1/00 to 2/1/10   1,936,487  1,932,747
7%, 6/1/00 to 1/1/10   1,603,892  1,625,610
8%, 6/1/02 to 8/1/09   631,161  654,656
8 1/4%, 12/1/01   1,854,606  1,984,169
8 1/2%, 3/1/08 to 9/1/23   2,249,510  2,370,812
9%, 2/1/13 to 8/1/21   3,250,229  3,477,833
9 1/2%, 5/1/09 to 11/1/21   368,955  395,590
10%, 1/1/17 to 1/1/20   985,260  1,072,298
10 1/2%, 5/1/10 to 8/1/20   480,109  534,423
11%, 11/1/10 to 6/1/15   1,893,547  2,120,143
11 1/2%, 12/1/00 to 7/1/19   2,305,692  2,619,351
12%, 4/1/15   126,903  146,374
12 1/2%, 3/1/16   173,640  204,128
12 3/4%, 10/1/13   28,883  34,422
  31,264,200
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.0%
8 1/2%, 5/15/16 to 4/15/17   413,112  438,580
9%, 1/15/05 to 12/15/16   1,174,436  1,268,701
9 1/2%, 11/15/09   520,125  563,654
10%, 11/15/09 to 9/15/19   649,592  718,134
10 1/2%, 1/15/16 to 1/15/18   1,680,299  1,884,964

  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
11%, 1/15/10 to 12/15/18  $ 5,416,521 $ 6,134,160
11 1/2%, 1/15/13 to 12/15/15   4,570,153  5,271,363
12%, 1/15/14 to 2/15/16   927,156  1,086,237
12 1/2%, 11/15/14   118,190  140,871
13%, 8/15/14 to 11/15/14   164,866  196,186
13 1/2%, 7/15/11   59,971  72,082
  17,774,932
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $73,583,247)   75,151,239
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.8%
U.S. GOVERNMENT AGENCY - 1.8%
Federal Home Loan Mortgage Corporation
 sequential pay Series 1353 Class A,
 5 1/2%, 11/15/04   107,699  107,026
Federal Home Loan Mortgage Corp.
 planned amortization class:
  Series 1722-PC,
   6 1/2%, 3/15/12   1,214,367  1,213,608
  Series 1993-229 Class PD,
   5.60%, 7/25/06   3,000,000  2,964,375
  Series 1993-1991 Class PE,
   5.80%, 9/25/06   2,000,000  1,985,000
TOTAL COLLATERALIZED
 MORTGAGE OBLIGATIONS
 (Cost $6,251,812)   6,270,009
CASH EQUIVALENTS - 5.0%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.70%, dated
 11/28/97 due 12/1/97  $ 18,093,590  18,085,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $356,347,334) $ 358,501,864
INCOME TAX INFORMATION
At November 30, 1997, the aggregate cost of investment securities for income tax purposes was $356,347,879. Net unrealized appreciation aggregated $2,153,985, of which $3,057,625 related to appreciated investment securities and $903,640 related to depreciated investment securities.
At November 30, 1997, the fund had a capital loss carryforward of approximately $22,374,000 of which $14,816,000, $3,288,000, $4,169,000 and $101,000 will expire on November 30, 2002, 2003, 2004 and 2005, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 NOVEMBER 30, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE AGREEMENTS OF $18,085,000)                   $ 358,501,864
(COST $356,347,334) - SEE ACCOMPANYING SCHEDULE

CASH                                                                                                   402,674

RECEIVABLE FOR INVESTMENTS SOLD                                                                        8,542,487

INTEREST RECEIVABLE                                                                                    3,013,754

 TOTAL ASSETS                                                                                          370,460,779

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                      $ 12,991,263

DISTRIBUTIONS PAYABLE                                                                   184,380

ACCRUED MANAGEMENT FEE                                                                  137,510

OTHER PAYABLES AND ACCRUED EXPENSES                                                     3,279

 TOTAL LIABILITIES                                                                                     13,316,432

NET ASSETS                                                                                            $ 357,144,347

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                       $ 376,772,061

UNDISTRIBUTED NET INVESTMENT INCOME                                                                    609,722

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS                                      (22,391,966)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                              2,154,530

NET ASSETS                                                                                            $ 357,144,347

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                                                   $9.42
 PER SHARE ($357,144,347 (DIVIDED BY) 37,931,212 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME                                                                              $ 24,765,513
INTEREST

EXPENSES

MANAGEMENT FEE                                                                   $ 1,541,808

NON-INTERESTED TRUSTEES' COMPENSATION                                             5,354

 TOTAL EXPENSES BEFORE REDUCTIONS                                                 1,547,162

 EXPENSE REDUCTIONS                                                               (50,624)      1,496,538

NET INVESTMENT INCOME                                                                           23,268,975

REALIZED AND UNREALIZED GAIN (LOSS)                                                             (382,772)
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENT SECURITIES                   (2,903,614)

NET GAIN (LOSS)                                                                                 (3,286,386)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $ 19,982,589


STATEMENT OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED       YEAR ENDED
                                                                             NOVEMBER 30,     NOVEMBER 30,
                                                                             1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                                   $ 23,268,975     $ 23,750,194
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                     (382,772)        (4,684,002)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                         (2,903,614)      113,944

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              19,982,589       19,180,136

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME                      (22,908,123)     (23,101,706)

SHARE TRANSACTIONS                                                            148,797,833      93,172,695
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                20,933,933       21,070,454

 COST OF SHARES REDEEMED                                                      (146,792,800)    (121,761,067)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARES TRANSACTIONS     22,938,966       (7,517,918)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                     20,013,432       (11,439,488)

NET ASSETS

 BEGINNING OF PERIOD                                                          337,130,915      348,570,403

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT                       $ 357,144,347    $ 337,130,915
INCOME OF $609,722 AND $558,957, RESPECTIVELY)

OTHER INFORMATION

SHARES                                                                        15,860,798       9,825,446
SOLD

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                      2,231,179        2,228,440

 REDEEMED                                                                     (15,646,982)     (12,867,775)

 NET INCREASE (DECREASE)                                                      2,444,995        (813,889)


FINANCIAL HIGHLIGHTS



                                                 YEARS ENDED NOVEMBER 30,

                                                 1997                       1996        1995        1994        1993

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD             $ 9.500                    $ 9.600     $ 9.210     $ 9.890     $ 9.850

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                           .637 B                     .641        .669        .597        .654

 NET REALIZED AND UNREALIZED GAIN (LOSS)         (.090)                     (.102)      .383        (.665)      (.022)

 TOTAL FROM INVESTMENT OPERATIONS                 .547                       .539        1.052       (.068)      .632

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                       (.627)                     (.639)      (.662)      (.602)      (.592)

 FROM NET REALIZED GAIN                           -                          -           -           (.010)      -

 TOTAL DISTRIBUTIONS                              (.627)                     (.639)      (.662)      (.612)      (.592)

NET ASSET VALUE, END OF PERIOD                   $ 9.420                    $ 9.500     $ 9.600     $ 9.210     $ 9.890

TOTAL RETURN A                                   5.99%                      5.86%       11.79%      (.71)%      6.53%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)          $ 357,144                  $ 337,131   $ 348,570   $ 339,788   $ 344,935

RATIO OF EXPENSES TO AVERAGE NET ASSETS           .45%                       .42% C      .45%        .45%        .45%

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS                                .44% D                     .41% D      .45%        .45%        .45%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
ASSETS                                            6.79%                      6.95%       7.14%       7.06%       7.14%

PORTFOLIO TURNOVER RATE                           147%                       141%        214%        303%        351%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Institutional Short-Intermediate Government Fund (the fund) is a fund of Fidelity Advisor Series IV(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions from realized capital gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, and capital loss carryforwards.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $498,855,670 and $488,130,508, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .45% of the fund's average net assets.
5. EXPENSE REDUCTIONS.
FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $50,624 under these arrangements.
6. BENEFICIAL INTEREST.
At the end of the period, one shareholder was record owner of approximately 19.5% of the total outstanding shares of the fund. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series IV and the Shareholders of Fidelity Institutional Short-Intermediate Government Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series IV: Fidelity Institutional Short-Intermediate Government Fund, including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series IV: Fidelity Institutional Short-Intermediate Government Fund as of November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/ COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
January 13, 1998

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Dwight D. Churchill, VICE PRESIDENT
Curtis Hollingsworth, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES